GENERAL	6 Months Ended
Jun. 30, 2014
GENERAL [Abstract]
GENERAL
NOTE 1:           GENERAL

Perion Network Ltd. ("Perion") and its wholly-owned subsidiaries (collectively referred to as the "Company"), is a global performance-based media and Internet company, providing online publishers and app developers advanced technology and a variety of intelligent, data-driven solutions to monetize their application or content and expand their reach to larger audiences. The Company generates revenues primarily through online search, advertising and the sale of premium products and services.

On January 2, 2014 the Company completed the acquisition of ClientConnect Ltd. (see Note 5) and on July 15, 2014 the Company completed the acquisition of Grow Mobile Inc. (see Note 12).